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                   Prudential Small Company Value Fund, Inc.
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                          Supplement Dated May 5, 2000
                       Prospectus Dated November 29, 1999

   The name of the Fund is changing from Prudential Small Company Value Fund, Inc. to 'Prudential Small Company Fund, Inc.,' effective May 30, 2000.

   The following supplements the information contained in the Prospectus on page 1 under 'Risk/Return Summary--Investment Objective and Principal Strategies' and on page 7 under 'How the Fund Invests--Investment Objective and Policies':

    We invest in a combination of growth and value stocks. The portfolio manager chooses a blend of both value and growth stocks with a primary focus on finding stocks with above average growth prospects which can be purchased at below average earnings multiples or discounts to their intrinsic value. This approach is often referred to as GARP, or "growth at a reasonable price".

We currently consider small companies to be those with a market capitalization less than the largest market capitalization found in the Standard & Poor's 600 SmallCap Index. The portfolio is well-diversified and typically includes stocks representing all of the sectors in the Index.

   The following replaces the information contained in the Prospectus on page 13 under 'How the Fund is Managed--Portfolio Manager':

   The Fund is managed by John Mullman, CFA, effective May 2000. Mr. Mullman is a Managing Director of Prudential Investments and team leader of Prudential's U.S. small-cap investment team. Mr. Mullman has been employed with Prudential since 1987, most recently managing institutional portfolios. He earned a B.A. from the College of The Holy Cross and an M.B.A. from Yale University. He holds a Chartered Financial Analyst (CFA) designation.
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